Second Quarter 2019 Earnings Presentation

Safe Harbor Statement “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation may contain forward-looking statements within the meaning of the securities laws that are based on various facts and derived utilizing important assumptions, present expectations, estimates and projections about Allegiance. These statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “continues”, “anticipates,” “intends,” “projects,” “estimates,” “potential”, “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward looking statements include the foregoing. Forward-looking statements include information concerning Allegiance’s future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Allegiance’s control, which may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include but are not limited to whether Allegiance can: continue to develop and maintain new and existing customer and community relationships; successfully implement its growth strategy, including identifying suitable acquisition targets and integrating the businesses of acquired companies and banks; sustain its current internal growth rate; provide quality and competitive products and services that appeal to its customers; continue to have access to debt and equity capital markets; and achieve its performance objectives. These and various other factors are discussed in Allegiance's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in other reports and statements Allegiance has filed with the Securities and Exchange Commission. Copies of such filings are available for download free of charge from the Investor Relations section of Allegiance's website at www.allegiancebank.com, under Financial Information, SEC Filings. Any forward-looking statement made by Allegiance in this presentation speaks only as of the date on which it is made. Factors or events that could cause Allegiance’s actual results to differ may emerge from time to time, and it is not possible for Allegiance to predict all of them. Allegiance undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. GAAP Reconciliation of Non-GAAP Financial Measures Allegiance’s management uses certain non-GAAP financial measures to evaluate its performance. A reconciliation of the non-GAAP financial measures is included on page 10 of the earnings release issued concurrently herewith.

Holding company for Allegiance Bank headquartered in Houston, Texas (NASDAQ: ABTX) 27 full-service banking locations and one loan production office 26 in the Houston-The Woodlands-Sugar Land MSA 1 in the Beaumont-Port Arthur MSA, just outside of Houston Three acquisitions completed: 2019: LoweryBank branch acquisition with $45.0 million in loans and $16.0 million in deposits 2018: Post Oak Bank, N.A. (Post Oak Bancshares, Inc.) with $1.50 billion in total assets 2015: Enterprise Bank (F&M Bancshares, Inc.) with $569.7 million in total assets 2013: Independence Bank, N.A. with $222.1 million in total assets Allegiance Bancshares, Inc. Summary Financials Company Overview _____________________ *Annualized as of 2Q 2019

Our Super-community Banking Strategy High Net Interest Margin Strong Credit Quality Centralized Credit Administration Focus on Small and Medium-Sized Owner-Operated Businesses Full-Service Bank Locations Favorable Loan Yields and Deposit Relationships Effective Centralized Operations Scalable Platform Experienced Central Operations Staff Enhanced Efficiency and Profitability Extraordinary Customer Experience Responsive Decision-Making by Empowered Lenders Strategy Structure Results

Houston MSA Deposit Market Share Significant opportunity exists for a truly Houston-focused community bank with scale _____________________ *Source S&P Global Intelligence As of June 30 of the year shown, on a pro forma basis reflecting any announced acquisition To date, on a pro forma basis reflecting any announced acquisition (1) (1) (2)

Highlights – Second Quarter 2019 Assets of $4.79 billion, loans of $3.86 billion, deposits of $3.86 billion and shareholder's equity of $704.7 million at June 30, 2019 Record net income of $14.2 million for the second quarter 2019 compared to $12.7 million for the first quarter 2019 and $7.6 million for the second quarter 2018 Second quarter 2019 earnings were impacted by gains on sales of securities of $846 thousand, accelerated purchase accounting accretion due to payoffs of $576 thousand, SBIC investment income of $214 thousand and $2.8 million of acquisition accounting adjustments compared to $1.2 million of acquisition and merger-related expenses and $3.0 million of acquisition accounting adjustments recorded during the first quarter 2019 Net interest income increased to $45.6 million for the second quarter 2019 compared to $44.6 million for the first quarter 2019 and $27.8 million for the second quarter 2018 Net interest margin increased to 4.33% for the second quarter 2019 from 4.31% for the first quarter 2019 and 4.21% for the second quarter 2018 Net interest margin excluding acquisition accounting adjustments would have been 4.07% for the second quarter 2019 compared to 4.03% for the first quarter 2019 Efficiency ratio decreased to 61.93% for the second quarter 2019 from 64.97% for the first quarter 2019 and 67.05% for the second quarter 2018 Core loan growth of $1.50 billion, or 65.2%, year over year to $3.81 billion Recognized by the Houston Chronicle as one of Houston’s 100 leading companies. The Chronicle 100 is composed of publicly traded companies in the Houston area who were ranked by 2018 performance criteria, such as, total revenues, annual growth in earnings per share, annual revenue growth and one-year total return.

Total Loans Total Equity ($ in millions) _____________________ Includes $1.50 billion in assets acquired on October 1, 2018 Includes $1.16 billion of acquired loans at fair value on October 1, 2018 Includes $1.29 billion of acquired deposits on October 1, 2018 Includes approximately $45.0 million of loans acquired from LoweryBank Historical Growth (5) Includes approximately $16.0 million of deposits acquired from LoweryBank Total Assets ($ in millions) (1) (4) (2) ($ in millions) Total Deposits ($ in millions) (3) (5)

Net Income Growth * ($ in thousands) _____________________ Includes a one-time gain from sale of branches of $1.3 million (after-tax) Includes $1.8 million and $1.7 million of core system conversion and acquisition and merger-related expenses, respectively, and $3.1 million of acquisition accounting adjustments Includes $2.8 million of acquisition accounting adjustments, $846 thousand of gain on sales of securities, $576 thousand accelerated accretion due to payoffs and $214k of SBIC income (3) (2) 5 Year CAGR: 52.8% (1)

Diluted EPS Growth * _____________________ Includes a one-time gain from sale of branches of $1.3 million (after-tax) Includes $1.8 million and $1.7 million of core system conversion and merger-related expenses, respectively, and $3.1 million of acquisition accounting adjustments (3) Includes $2.8 million of acquisition accounting adjustments, $846 thousand of gain on sales of securities, $576 thousand accelerated accretion due to payoffs and $214k of SBIC income 5 Year CAGR: 18.1% (3) (2) (1)

Net Interest Income and Margin ($ in thousands) _____________________ Includes $3.1 million of acquisition accounting adjustments Tax equivalent net interest margin adjusted for acquisition accounting adjustments was 4.17% Includes $2.8 million of acquisition accounting adjustments Tax equivalent net interest margin adjusted for acquisition accounting adjustments was 4.07% (2) (2) (2) 5 Year CAGR: 39.6% (1) (4) (3) (2)

Performance Metrics ROAA Efficiency _____________________ Includes a one-time gain from sale of branches of $1.3 million (after-tax) Includes $1.8 million and $1.7 million of core system conversion and merger-related expenses, respectively Includes $3.1 million of acquisition accounting adjustments Noninterest Expense / Average Assets Includes $2.8 million of acquisition accounting adjustments, $846 thousand of gain on sales of securities, $576 thousand accelerated accretion due to payoffs and $214k of SBIC income (5) Annualized (1) (2)(3) (1) (2)(3) (4) (2) (5) (5) ROATCE (5) (5) (4) (5) (5) (4) (2)(3) (1)

Loan Portfolio Composition Loan Portfolio (as of June 30, 2019) ($ in millions) CRE Construction by Property Type CRE (incl. multi-family) by Property Type Approximately 52.9% of CRE is owner occupied

Strong Credit Quality Net Charge-offs / Average Loans Nonperforming Loans / Total Loans Allowance / Nonperforming Loans Allowance / Total Loans _____________________ (1) Annualized (1)

Deposit Growth and Composition Deposit Composition (as of June 30, 2019) Deposit Growth ($ in millions)